1 Loan Portfolio Disclosures AS OF JUNE 30, 2026 Exhibit 99.2

2 Portfolio Segment Outstanding Classified Allowance Commercial (incl. Leases) $1,451 $43 1.14% Commercial Real Estate Investor $1,159 $11 1.66% Commercial Real Estate Owner Occ. $668 $59 0.68% Construction $154 $13 0.73% Residential Real Estate $308 $3 0.67% Multifamily $363 $1 0.41% HELOC $239 $2 1.38% Powersport $684 - 2.47% Other $220 - 1.96% Total $5,246 $132 1.34% Construction 3% Commercial RE Investor 22% Commercial RE Owner Occ. 13% Commercial (inc. Leases) 28% Multifamily 7% Residential Real Estate 6% HELOC 4% Other (less than $100 million) 4% Powersport 13% Loan Portfolio Composition (in millions) Q2 2026 Loan Portfolio Disclosures Total Loans and Allowance for Credit Losses Trend (in millions) $3,981 $3,940 $3,999 $5,265 $5,252 $5,185 $5,246 $44 $42 $43 $75 $72 $72 $70 $- $10 $20 $30 $40 $50 $60 $70 $80 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Total Loans ACL

3 Criticized Loans (in millions) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $- $50 $100 $150 $200 $250 $300 $350 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 3/31/26 Office CRE Healthcare Other Criticized Loans/ Total Loans Q2 2026 Loan Portfolio Disclosures $1,802 $4,988 $632 $622 $1,076 $1,498 $6,416 $1,427 $484 $234 $2,088 $1,363 $858 $819 $- $2,000 $4,000 $6,000 $8,000 $10,000 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 OREO OREO Under Contract Repossessed Assets OREO and Repossessed Assets (in thousands)

4 Participation / Syndication Portfolio Mix (in millions) Participation / Syndication Portfolio Exposure (in millions) Parti / Syndi Portfolio Outstanding SNC Classified Manufacturing C&I $72 - $8 Office CRE $27 - - Construction $33 - - Multifamily $26 - - Hotel CRE $23 - - Healthcare $16 - - Other (under $15 million) $68 $9 - Total Purchased $265 $9 $8 Manufacturing C&I 27% Office CRE 10% Construction 12% Multifamily 10% Hotel CRE 9% Healthcare 6% Other (under $15 million) 26% $543 $463 $362 $285 $265 14.2% 11.1% 8.9% 4.5% 4.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $- $100 $200 $300 $400 $500 $600 12/31/2022 12/31/2023 12/31/2024 12/31/2025 6/30/2026 Outstanding % of Total Commitments Q2 2026 Loan Portfolio Disclosures

5 Property Type Outstanding LTV Classified Allowance Retail $338 53% $2 0.93% Industrial $273 48% - 1.14% Office $174 68% - 2.14% Hotel $88 51% - 1.67% Senior Living $78 58% - 1.04% Parking Garage $76 49% - 0.86% Other (under $50 million) $132 70% $9 4.77% Total $1,159 56% $11 1.66% Commercial Real Estate Investor Portfolio Composition (in millions) Retail 29% Office 15% Industrial 23% Parking Garage 7% Hotel 8% Senior Living 7% Other (under $50 million) 11% Illinois 55% Wisconsin 7% Texas 7% North Carolina 4% Pennsylvania 3% Oklahoma 3% Other (under $30 million) 21% State Outstanding LTV Classified Illinois $633 60% $11 Wisconsin $85 58% - Texas $79 55% - North Carolina $49 49% - Oklahoma $34 62% - Pennsylvania $32 51% - Florida $29 40% - Other (under $25 million) $218 49% - Total $1,159 56% $11 Q2 2026 Loan Portfolio Disclosures

6 Location Outstanding LTV Classified Allowance Illinois $148 69% - 2.39% Chicago $32 69% - 2.46% Suburban $116 69% - 2.37% Oklahoma $15 64% - 0.84% Colorado $6 52% - 0.84% Oregon $4 73% - 0.84% Wisconsin $1 63% - 0.84% Total $174 68% - 2.14% Office Commercial Real Estate Investor Portfolio Composition (in millions) Illinois - Chicago 18% Illinois - Suburban 67% Oklahoma 9% Other (less than $5 million) 3% Colorado 3% Office Commercial Real Estate Investor Risk Profile (in millions) Q2 2026 Loan Portfolio Disclosures $50 $57 $30 $36 $- $20 $40 $60 < 1 year 1-3 years 3-5 years > 5 years Maturity Outstanding LTV DSCR < 1 year $46 69% 1.28x 1-3 years $54 56% 1.38x 3-5 years $22 62% 1.42x > 5 years $35 54% 1.53x Total $157 60% 1.39x Office Commercial Real Estate by Loan Maturity Office Commercial Real Estate > $1 million

7 Industry Outstanding Classified Allowance Health Care, Social Services $261 $27 0.86% Other Services $80 $6 0.59% Retail Trade $63 - 0.18% Manufacturing $57 - 0.20% Real Estate, Leasing $43 - 0.26% Accommodation, Food Service $30 $7 1.64% Wholesale Trade $28 $1 0.49% Arts, Entertainment $22 $2 0.75% Other (under $20 million) $84 $16 1.04% Total $668 $59 0.68% Manufacturing 9% Accommodation, Food Service 5% Retail Trade 9% Real Estate, Leasing 6% Healthcare 39% Other Services 12% Other (under $30 million) 20% Commercial Real Estate Owner-Occupied Portfolio Composition (in millions) Health Care, Social Outstanding Classified Allowance Assisted Living $139 $26 1.28% Skilled Nursing $53 - 0.19% Memory Care $49 - 0.33% Child Care $6 - 1.99% Other (under $5 million) $14 $1 0.68% Total $261 $27 0.86% Skilled Nursing 20% Assisted Living 53% Memory Care 19% Child Care 2% Other (under $5 million) 6% Q2 2026 Loan Portfolio Disclosures

8 Commercial & Industrial Outstanding Classified Manufacturing $437 $9 Construction $228 $6 Administrative, Waste Service $160 $4 Professional $133 - Transportation, Warehousing $102 $14 Finance, Insurance $91 - Real Estate, Leasing $74 - Health Care, Social Services $61 $1 Wholesale Trade $53 $3 Other (under $20 million) $112 $6 Total $1,451 $43 Commercial (including Leases) Portfolio Composition (in millions) Construction 16% Manufacturing 30% Transportation, Warehousing 7% Finance, Insurance 6% Professional 9% Administration, Waste Service 11% Health Care, Social Services 4% Real Estate, Leasing 5% Other (under $60 million) 12% Commercial Revolving Line Utilization (outstanding in millions) $677 $653 $587 $574 $658 $717 $718 $756 56% 55% 52% 53% 55% 57% 57% 60% 30% 35% 40% 45% 50% 55% 60% 65% 70% $400 $450 $500 $550 $600 $650 $700 $750 $800 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 Q2 2026 Loan Portfolio Disclosures

9 Origination Tier Outstanding Weighted FICO Portfolio APR % Tier 1 $362 777 7.96% Tier 2 $129 711 10.21% Tier 3 $77 684 12.73% Tier 4 $48 659 14.70% Tier 5 $68 605 17.01% Total $684 730 10.20% Powersport Portfolio Composition (in millions) Tier 1 54% Tier 2 19% Tier 3 11% Tier 4 6% Tier 5 10% Historical Contribution Margin Q2 2026 Loan Portfolio Disclosures Contribution Margin (1) 2022 (EBG) 2023 (EBG) 2024 (EBG) 12/31/2025 3/31/2026 6/30/2026 Portfolio APR 7.42% 8.13% 9.02% 9.82% 10.14% 10.20% Net Promo Accretion 0.69% 0.41% 0.74% 1.03% 1.30% 1.33% Participation -0.84% -0.87% -0.87% -0.91% -1.08% -1.12% Net Loss -0.62% -1.11% -1.39% -1.76% -2.06% -1.80% Net Contribution Margin 6.65% 6.56% 7.52% 8.19% 8.30% 8.62% (1) Historical contribution margin represents Evergreen Bank Group (EBG) performance through 6/30/2025. Contribution margin presented after 6/30/2025 excludes purchase accounting adjustments. Asset Type Outstanding % of Total Portfolio APR % New $523 77% 9.54% Used $161 23% 12.42% Total $684 10.20%

Q2 2026 Loan Portfolio Disclosures

Old Second
BANCORP, INC.

Net Charge-offs (Recoveries) (in thousands)

Portfolio	9/30/2025 (Q)	12/31/2025 (Q)	3/31/2026 (Q)	6/30/2026 (Q)	6/30/2026 (TTM)	NCO(R) %
Commercial (incl. Leases)	$1,233	($29)	$1,495	$3,327	$6,026	0.42%
Commercial Real Estate Investor	($15)	($14)	$3,928	$2,804	$6,703	0.58%
Commercial Real Estate Owner Occupied	($2)	$1,125	($14)	($1)	$1,108	0.17%
Construction	($46)	-	-	-	($46)	(0.03%)
Residential Real Estate	($9)	($11)	($9)	($22)	($51)	(0.02%)
Multifamily	$181	-	-	-	$181	0.05%
HELOC	($19)	($49)	($6)	($14)	($88)	(0.04%)
Powersport	$2,980	$4,466	$3,894	$2,826	$14,166	2.07%
Other	$805	$493	$488	$328	$2,114	0.96%
Total	**$5,108**	**$5,981**	**$9,776**	**$9,248**	**$30,113**	**0.57%**

Allowance for Credit Losses Quarterly Rollforward[2] (in thousands)

	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Beginning ACL Balance	$41,551	$42,990	$75,037	$72,301	$72,126
Day 1 Credit Mark (PCD)	-	$17,540	-	-	-
Day 2 Credit Mark (Non-PCD)	-	$13,153	-	-	-
Plus: Provision	$2,224	$6,462	$3,245	$9,602	$7,502
Less: Net Charge-off (Recovery)	$785	$5,108	$5,981	$9,776	$9,248
Ending ACL Balance	$42,990	$75,037	$72,301	$72,126	$70,380

(2) The Allowance for Credit Losses presented excludes the Allowance for Unfunded Commitments, which totaled $2.0 million as of June 30, 2026 and is reported within other liabilities on the Statements of Condition.

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